UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
______________________________
Date of report (Date of earliest event reported): April 27, 2006

BRIDGE STREET FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50105 (Commission File Number)	13-4217332 (IRS Employer Identification No.)

300 State Route 104
Oswego, New York 13126
(Address of principal executive offices) (Zip Code)

(315) 343-4100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On April 27, 2006, Bridge Street Financial, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit No. 99.1.

Item 9.01.     Financial Statements and Exhibits.

(c)      The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release issued by the Company on April 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE STREET FINANCIAL, INC.

By:	/s/ Eugene R. Sunderhaft
Name:	Eugene R. Sunderhaft
Title:	Senior Vice President and Chief Financial Officer

Date: April 28, 2006

EXHIBITINDEX

Exhibit No.	Description
99.1	Press Release dated April 27, 2006.